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Exhibit 32.0

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND PRINCIPAL ACCOUNTING OFFICER PURSUANT TO SECTION 1350 OF TITLE 18 OF THE UNITED STATES CODE, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002.

I, R. Stephen Beatty, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Helix BioMedix, Inc. on Form 10-KSB for the year ended December 31, 2003 fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report on Form 10-KSB fairly presents in all material respects the financial condition and results of operations of Helix BioMedix, Inc.

Date: March 24, 2004

                                                    /s/R. Stephen Beatty
                                          President, Chief Executive Officer and
                                               Principal Accounting Officer

A signed original of this written statement required by Section 906 has been provided to Helix BioMedix, Inc. and will be retained by Helix BioMedix, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.


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